                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]


Filed by a Party other than the Registrant  [ ]


Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               LECSTAR CORPORATION
      ---------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     ----------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:


         (4)      Date Filed:

                         [LOGO OF LECSTAR CORPORATION]
                    4501 CIRCLE 75 PARKWAY, BUILDING D - 4210
                             ATLANTA, GEORGIA 30339

                                  APRIL 5, 2001

Dear LecStar Corporation Shareholder,

         I am pleased to invite you to attend the 2001 Annual Meeting of Shareholders of LecStar Corporation. The meeting will be held at The Cumberland Room, 5th floor, Best Western-Bradbury Suites Hotel, 4500 Circle 75 Parkway, Atlanta, Georgia, at 10:00 a.m., Atlanta time, on Wednesday, April 25, 2001.

         This letter is accompanied by the formal notice of LecStar Corporation's annual meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the board operates and gives information about our director candidates, our proposed stock incentive plan and our new accountants. A form of proxy for voting at the meeting and our 2000 annual report to shareholders on Form 10-KSB are included with the notice and proxy.

         We look forward to greeting personally those of you who are able to be present at the annual meeting and sharing with you more information about LecStar.

         YOUR VOTE IS VERY IMPORTANT AND IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED, WHETHER OR NOT YOU ARE ABLE TO BE WITH US AT THE MEETING. TO ENSURE YOUR REPRESENTATION AT THE MEETING, EVEN IF YOU ANTICIPATE ATTENDING IN PERSON, WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND, YOU WILL, OF COURSE, BE ENTITLED TO REVOKE YOUR PROXY AND VOTE IN PERSON.


                                                 Sincerely,

                                                 /s/ W. DALE SMITH

                                                 W. Dale Smith
                                                 Director and President

                         [LOGO OF LECSTAR CORPORATION]
                    4501 CIRCLE 75 PARKWAY, BUILDING D - 4210
                             ATLANTA, GEORGIA 30339

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                                  APRIL 5, 2001

To Our Shareholders,

         The 2001 annual meeting of shareholders of LecStar Corporation will be held at The Cumberland Room, 5th floor, Best Western-Bradbury Suites Hotel, 4500 Circle 75 Parkway, Atlanta, Georgia, at 10:00 a.m., Atlanta time, on Wednesday, April 25, 2001, for the purpose of considering and acting upon the following matters described in more detail in the accompanying proxy statement:

            o     the election of four directors, each for a term of one year;

            o     the approval of the LecStar Corporation 2001 Stock Incentive
                  Plan;

            o the ratification of the appointment of Ernst & Young as our independent accountants for our fiscal year ending December 31, 2001; and

            o such other business as may properly come before the annual meeting.


         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FIRST THREE MATTERS OUTLINED ABOVE. OUR BOARD OF DIRECTORS HAS GRANTED THE PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING.

         Our board of directors has fixed March 15, 2001, as the "record date" for determining shareholders entitled to notice of and to vote at the annual meeting. Only shareholders of record as of the record date will be entitled to notice of and to vote at the annual meeting or any adjournment of the annual meeting.

         All shareholders are cordially invited to attend the annual meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE Annual Meeting IN PERSON, EACH SHAREHOLDER IS REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. Shareholders who attend the annual meeting, and so request, may revoke their proxy and vote their shares in person even if they have already returned a proxy card.

         For entry to the annual meeting, each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

              PLEASE NOTE - IMPORTANT NOTICE REGARDING DELIVERY OF
                             SHAREHOLDER DOCUMENTS

         The Securities and Exchange Commission has adopted a new rule that allows us to send a single annual report to two or more of our shareholders sharing the same address, subject to certain conditions. This new "householding" rule will provide greater convenience for investors and cost savings for us by reducing the number of duplicate documents that shareholders receive. The commission is also proposing an amendment to the new rule to include deliveries of proxy statements as well.

         Unless we receive contrary instructions, if you have the same last name as any other shareholder who shares the same address, your household will receive only one copy of our next annual report. If the proposed amendment to the rule is adopted, you will also receive only one copy of each future proxy statement, although you will receive a separate proxy card for each shareholder in the household.

         If you wish to continue to receive separate annual reports and proxy statements for each household account, you may notify us by telephone at (404) 659-9500 or in writing at LecStar Corporation, 4501 Circle 75 Parkway, Building D - 4210, Atlanta, Georgia 30339-3025. Your withdrawal from "householding" status will be effective 30 days after we receive your notification. If we do not receive instructions to remove your account from this service, your account will continue to be "householded" until you notify us otherwise.

         If you have stock in multiple accounts, you may be receiving more than one copy of our annual report and proxy statement. To reduce the number of reports and statements that you receive in connection with the our annual meeting and save us the cost of producing and mailing these extra materials, you can mark the designated box on the appropriate proxy card(s). Please make sure however that at least one account continues to receive these materials. Eliminating these duplicate mailings will not affect your receipt of future proxy cards for any account. If you choose this option and change your mind at a later date, we may resume mailing these materials within 30 days after notification by you in the manner provided above.

         If you own our common stock beneficially through a nominee (such as a bank or broker) and receive more than one of our annual reports and proxy statements, please consider giving permission to your nominee to eliminate duplicate mailings.

         We encourage your participation in these programs. It not only allows us to reduce costs, but is more environmentally friendly by reducing the unnecessary use of materials.

                                         By order of our board of directors,

                                         /s/ W. DALE SMITH

                                         W. Dale Smith
                                         Director and President

                         [LOGO OF LECSTAR CORPORATION]
                    4501 CIRCLE 75 PARKWAY, BUILDING D - 4210
                             ATLANTA, GEORGIA 30339


                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2001

                                TABLE OF CONTENTS



ABOUT THE ANNUAL MEETING................................................................................................1

         What is the purpose of the annual meeting?.....................................................................1

         Who is entitled to notice of and to vote at the annual meeting?................................................1

         What are the voting rights of the shareholders?................................................................2

         How do I vote and who will vote my proxy?......................................................................2

         May I revoke my proxy?.........................................................................................2

         What does it mean if I receive more than one proxy card?.......................................................2

         Can I vote by telephone or electronically via the internet?....................................................2

         What constitutes a quorum?.....................................................................................2

         What vote is required to approve each item?....................................................................3

         How will votes be tabulated?...................................................................................3

         What are our board of directors' recommendations?..............................................................4

         Does LecStar have any standing committees of its board of directors?...........................................4

         Who is paying the cost for this proxy solicitation and how is the solicitation process conducted?............................................................................................4

         Do I have dissenter's rights?..................................................................................4

         How do I make a shareholder proposal at the next annual meeting?...............................................4

         How do I obtain more information about LecStar Corporation?....................................................5

         Has there been a change in control of LecStar Corporation since the beginning of our last fiscal year?..........................................................................................5

STOCK OWNERSHIP.........................................................................................................6

         How much common stock do our directors and executive officers own and who are the largest owners of our common stock?...........................................................................6

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION.............................................................................9

         How is the  compensation determined for our executive officers?................................................9



         What is the current summary compensation for our executive officers?...........................................9

         What is our philosophy behind our granting of stock options to our executive officers?........................11

         How many stock options were granted to our executive officers in the last fiscal year?........................11

         Have we entered into any employment agreements with any of our executive officers named in the summary compensation table?..........................................................................11

         How are our directors compensated?............................................................................11

         How many times did our board of directors meet during this past fiscal year?..................................11

         Who are the current members of our board of directors?........................................................12

         Are there any of our executive officers who are not members of our board of directors?........................12

         Have our directors, officers and 10% beneficial owners complied with the beneficial ownership reporting requirements of Section 16(a)?.............................................................13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.........................................................................14

PROPOSAL 1            ELECTION OF DIRECTORS............................................................................16

PROPOSAL 2            APPROVAL OF THE LECSTAR CORPORATION 2001 STOCK INCENTIVE PLAN....................................18

         What is the purpose of our 2001 Stock Incentive Plan?.........................................................18

         When will the plan be effective and what will its duration be?................................................18

         How will the plan be administered?............................................................................18

         What types of awards are to be granted under the plan?........................................................19

         What shares of ours are subject to the plan?..................................................................20

         To whom can stock options be granted?.........................................................................20

         What is the exercise price for each option granted?...........................................................21

         When are the awards exercisable?..............................................................................21

         Can the options granted under the plan be transferred?........................................................21

         Can the plan be amended or terminated?........................................................................21

         Can the terms of awards already granted be adjusted or changed?...............................................21

         What are the federal income tax consequences of the issuance and exercise of awards granted under the plan?......................................................................................22

         How many options will allocated under the plan if the plan is approved?.......................................23

         Can I review the LecStar Corporation 2001 Stock Incentive Plan?...............................................24

PROPOSAL 3            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS.......................................24

         Who are our newly appointed independent accountants?..........................................................24

         Who were our former independent accountants?..................................................................24

         Were there other changes in our independent accountants during our past two fiscal years?.....................24

OTHER BUSINESS.........................................................................................................26

                         [LOGO OF LECSTAR CORPORATION]
                    4501 CIRCLE 75 PARKWAY, BUILDING D - 4210
                             ATLANTA, GEORGIA 30339

                                 PROXY STATEMENT

         This proxy statement contains information and is furnished in connection with the solicitation by the board of directors of LecStar Corporation, a Texas corporation, of proxies for use at the 2001 annual meeting of shareholders of LecStar Corporation to be held at The Cumberland Room, 5th floor, Best Western-Bradbury Suites Hotel, 4500 Circle 75 Parkway, Atlanta, Georgia, at 10:00 a.m., Atlanta time, on Wednesday, April 25, 2001, and any adjournment of the annual meeting. This proxy statement and accompanying proxy card are first being mailed to shareholders on or about April 5, 2001.


                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At our annual meeting, the shareholders will act upon the matters outlined in the Notice of 2001 Annual Meeting of Shareholders on the cover page of this proxy statement, including:

            o     the election of four directors, each for a term of one year;

            o the adoption of the LecStar Corporation 2001 Stock Incentive Plan; and

            o the ratification of Ernst & Young as our independent accountants for our fiscal year ending December 31, 2001.

         In addition, our management will report on the current operations of LecStar Corporation and respond to questions from shareholders.

WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING?

         Our board of directors has fixed the close of business on March 15, 2001, as the "record date" for the determination of shareholders who are entitled to notice of the meeting and who are entitled to vote at the annual meeting. As of the record date we had 487,524,410 outstanding shares of common stock and 167 shareholders of record. We also had 10 shares of our Series F Convertible Preferred Stock outstanding as of the record date and 57 shareholders of record. Most of the holders of our Series F Preferred owned only a fraction of a share of Series F Preferred. Only holders of our common stock and of our Series F Convertible Preferred Stock as of the record date will be entitled to notice of and to vote at the annual meeting.

WHAT ARE THE VOTING RIGHTS OF THE SHAREHOLDERS?

         The holders of our common stock and our Series F Preferred will vote together as a single class on all matters to be acted upon at the annual meeting and each holder of a full share of common stock and Series F Preferred will be entitled to one vote per each full share held. Holders of a fractional share of our Series F Preferred will not be entitled to a proportional vote of their fractional share of Series F Preferred. The holders of our Series A, D and E Preferred Convertible Stock are not entitled to vote on the proposals presented in this proxy statement or at our annual meeting.

HOW DO I VOTE AND WHO WILL VOTE MY PROXY?

         If you properly complete, sign and return the accompanying proxy card, it will be voted as you direct. W. Dale Smith and Donald G. Santavicca, the persons named as proxies on the proxy card accompanying this proxy statement, will vote each properly executed and returned proxy as indicated on the directions of the returned proxy, or if no direction is indicated, the proxy will be voted in accordance with the recommendations of our board of directors contained in this proxy statement. The people named above were selected by our board of directors to serve in this capacity. Even if you plan to attend the annual meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card in advance of the annual meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. If you attend the annual meeting, you will of course be allowed to vote in person.

MAY I REVOKE MY PROXY?

         Yes. Each shareholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by our Secretary at or prior to the annual meeting of either an instrument revoking the proxy or a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by attending the annual meeting and requesting to vote in person. Please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY VIA THE INTERNET?

         No. You may not vote by telephone or electronically through the internet. You may only vote by returning a properly executed proxy card or by voting in person at the annual meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting of at least a majority of the outstanding shares of the aggregate of our common stock and Series F Preferred stock entitled to vote, whether present in person or by proxy, will constitute a quorum. A quorum must be present at the annual meeting to permit the conduct of business.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will be counted to determine whether there is a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. "Broker non-votes" are not included in the tabulation of the vote concerning the election of our directors and, therefore, do not have the effect of votes in opposition to that election. Cumulative voting in the election of our directors is expressly prohibited by our Bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

         OTHER MATTERS. The affirmative vote of the holders of a majority of the shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to approve the LecStar Corporation 2001 Stock Incentive Plan and to ratify the appointment of Ernst & Young as our independent accountants for the fiscal year ending December 31, 2001. A properly executed proxy marked "ABSTAIN" with respect to either such matter will not be voted, although it will be counted to determine whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. "Broker non-votes" are not included in the tabulation of the vote concerning these matters and, therefore, do not have the effect of votes in opposition to such appointment and approval.

HOW WILL VOTES BE TABULATED?

         The election inspectors appointed for the annual meeting will tabulate the votes cast in person or by proxy at the annual meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum but as unvoted to determine the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be counted for purposes of determining the presence of a quorum.

WHAT ARE OUR BOARD OF DIRECTORS' RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named above will vote in accordance with the recommendations of our board of directors. Our board of directors recommendations are set forth together with the description of each item in this proxy statement. In summary, our board of directors recommends a vote:

      o for the election of the four nominated directors, each for a term of one year;

      o  for the approval the LecStar Corporation 2001 Stock Incentive Plan; and

      o for the ratification of Ernst & Young as our independent accountants for our 2001 fiscal year.

         With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote in their own discretion.

DOES LECSTAR HAVE ANY STANDING COMMITTEES OF ITS BOARD OF DIRECTORS?

         No. We do not have an audit, nominating or compensation committee. Our board of directors nominates candidates to stand for election as directors and sets the compensation for our directors and executive officers.

WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE SOLICITATION PROCESS CONDUCTED?

         We will pay the expense of this proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation relating to the matters to be voted on in this annual meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.

         In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, telegraph or personal interview by our directors, officers and regular employees, none of whom will receive additional compensation for any such solicitation.

DO I HAVE DISSENTER'S RIGHTS?

         No. The taking of the actions proposed at the annual meeting will not entitle any shareholder to dissent and demand a right of appraisal or payment for its shares under the Texas Business Corporation Act.

HOW DO I MAKE A SHAREHOLDER PROPOSAL AT THE NEXT ANNUAL MEETING?

         Proposals of shareholders that are intended to be presented by those shareholders at our 2002 annual meeting and are intended to be included in our proxy materials relating to our 2002 annual meeting must be received by us at least 120 calendar days prior to the one year anniversary of the mailing date of this proxy statement. That date is December 7, 2001. The submitted proposals must be in compliance with applicable laws and regulations and follow the procedures prescribed in the Securities and Exchange Commission's Rule 14a-8 to be considered for possible inclusion in the proxy materials.

         If a shareholder wishes to present a proposal at our 2002 annual meeting and the proposal is not intended to be included in our proxy statement relating to that meeting, the shareholder must provide us with advance notice of the proposal. Any shareholder proposals submitted to us after February 22, 2002, will be considered untimely and will be subject to discretionary voting authority by the proxy holders.

         We have not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's annual meeting. The enclosed proxy card grants the proxy holder discretionary authority to vote on any matter properly brought before the annual meeting.

HOW DO I OBTAIN MORE INFORMATION ABOUT LECSTAR CORPORATION?

         We file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You may read and copy any of these documents at the Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. You may also read and copy any of these documents at either of the following Regional Offices of the Commission:
New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048 and Chicago Regional Office, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of this material may be obtained by mail at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may read and download the filings of LecStar Corporation over the internet at the Commission's web site at http://www.sec.gov. You may also request copies of our filings by contacting our Secretary at (404) 659-9500 or c/o LecStar Corporation, 4501 Circle 75 Parkway, Building D-4210, Atlanta, Georgia 30339-3025. Our common stock is listed on the NASDAQ Over-the-Counter Bulletin Board under the symbol "LCST."

HAS THERE BEEN A CHANGE IN CONTROL OF LECSTAR CORPORATION SINCE THE BEGINNING OF OUR LAST FISCAL YEAR?

         Yes. On January 25, 2001, Corzon, Inc. completed the merger of LecStar Communications Corporation, a Delaware corporation, with and into LecStar Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of ours, whereby LecStar Communications survived as a wholly-owned subsidiary of Corzon.

         We issued 400,000,000 shares of our common stock and 10 shares of our Series F Preferred Stock to the former shareholders of LecStar Communications pursuant to the merger. As a result of the issuance of these shares, the former shareholders of LecStar Communications now own approximately 80% of the our outstanding common stock.

         Our board of directors then recommended to our shareholders a change in the name of our company from Corzon, Inc. to LecStar Corporation so that the name of our company would accurately reflect our primary operating subsidiary. This name change was effected by the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Texas on March 30, 2001. Our common stock began trading on the NASD's OTC Bulletin Board under the symbol "LCST" on April 2, 2001.

         Because we did not have a sufficient number of authorized shares of common stock to effect the conversion of the shares of Series F Preferred Stock issued in connection with the merger, or to give effect to the conversion of the other outstanding convertible securities, we effected a sixty to one reverse split by the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Texas on March 30, 2001. The reverse split did not affect any shareholders proportionate interest equity interest in LecStar Corporation and the par value of the common stock remained at $0.01 per share. As a result of the reverse split, the 10 shares of our Series F Preferred stock that were issued to the former shareholders of LecStar Communications automatically converted after the reverse split into 25,333,333 shares of our common stock.

                                 STOCK OWNERSHIP

HOW MUCH COMMON STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN AND WHO ARE THE LARGEST OWNERS OF OUR COMMON STOCK?

         The following table sets forth information as of March 15, 2001, regarding our common stock that was beneficially owned by:

      o  each of our current directors and director nominees;

      o  all of our current directors and executive officers as a group; and

      o each person or entity that beneficially owned, directly or together with affiliates, more than 5% of our common stock. The 5% threshold was based on information available to us and based upon a review of statements filed with the Securities and Exchange Commission pursuant to the Securities Act.

         Please note that on March 30, 2001, we effected a 60 to 1 reverse split whereby the number of shares of our common stock outstanding immediately before the reverse split were converted into a number of "new" shares of common stock equal to the quotient of 1 divided by 60. As of March 15, 2001, this reverse split had not yet occurred. The following table assumes and reflects what the situation would have been had the reverse split and conversion of all the Series F Preferred been consummated on March 15, 2001.

         We believe each person or entity listed has sole voting and investment power over the shares beneficially owned by them. Each person's address is c/o LecStar Corporation, 4501 Circle 75 Parkway, Building D-4210, Atlanta, Georgia 30339-3025.

                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP


                                                                            AMOUNT AND NATURE OF      PERCENT OF CLASS
NAME OF BENEFICIAL OWNER                      POSITIONS HELD                BENEFICIAL OWNERSHIP          OWNERSHIP
------------------------                      --------------                --------------------      ---------------

William S. Woulfin                    Chairman of the Board and CEO               2,886,797                  8.5%

W. Dale Smith                              Director, President                    2,492,275                  7.4%

Lawrence Shatsoff                 Director, Vice President and Secretary             25,000                    0%

John C. Canouse                                  Director                         6,367,016                 18.0%

W. Bruce Lunsford                  Director of our subsidiary, LecStar               50,000                    0%
                                              Communications

Dominion Capital                               Shareholder                        6,767,014                 20.1%

Atlantis Capital Fund Ltd.                     Shareholder                        2,929,267                  8.7%

Sovereign Partners, L.P.                       Shareholder                        3,660,837                 10.7%

Four Life Trust                                Shareholder                        2,630,167                  7.5%

Al Thomas                                      Shareholder                        2,566,052                  7.7%

First Empire Corporation                       Shareholder                        2,455,699                  7.2%

Canadian Advantage, L.P.                       Shareholder                        2,396,323                  7.2%

Greenfield Capital Partners, LLC               Shareholder                        1,924,526                  5.6%

All executive officers and                                                       13,452,244                 40.2%
directors as a group
(8 persons)

         The percentage of class ownership column is based on 33,458,740 shares of common stock outstanding. As mentioned above, this number is based on the effects the 60 to 1 reverse split would have on a total of approximately 487,524,410 shares of common stock outstanding on March 15, 2001. This number also reflects the automatic post-split conversion of all outstanding shares of Series F Convertible Preferred Stock into common stock which occurred automatically as a result of the reverse split. This number also reflects the number of shares of our common stock issuable upon the exercise or conversion of options and warrants exercisable on or within 60 days of March 15, 2001.

         Mr. Woulfin's shares include warrants to purchase 577,350 shares exercisable at $0.78 with expiration dates ranging from May 10, 2002, to June 12, 2005.

         Mr. Smith's shares include warrants to purchase 182,828 shares exercisable at $0.78 with an expiration date of October 25, 2004.

         Mr. Canouse's shares are held as follows:

            o Mr. Canouse has a pecuniary interest in Harbour Crest, which is the investment manager for Atlantis Capital Fund, Ltd. Atlantis Capital owns 2,929,267 shares of common stock, warrants to purchase 3,126 shares exercisable at $120.00 with an expiration date of December 23, 2003, and in addition, Atlantis owns 1,482 shares of our Series D Convertible Preferred Stock which cannot be converted if, after conversion, Atlantis Capital would hold more than 4.99% of our outstanding shares of common stock;

            o Mr. Canouse is a member of J.P. Carey Asset Management, LLC, which is the general partner of Cache Capital (USA) L.P. Cache Capital owns 451,625 shares of our common stock and 101 shares of our Series D Convertible;

            o Mr. Canouse is a Senior Vice President of J.P. Carey Enterprises, Inc. J.P. Carey Enterprises owns 160,378 shares of our common stock;

            o Mr. Canouse is a beneficiary of The Four Life Trust. Four Life Trust owns 2,630,167 shares of our common stock; and

            o Mr. Canouse's three minor children own 192,453 shares of our common stock.

         Mr. Lunsford's holdings include a grant of restricted stock awards covering 50,000 shares of our common stock.

         Dominion Capital's holdings include warrants to purchase 272,638 shares exercisable at $1.95 with expiration dates ranging from March 31, 2003, to December 8, 2003, and warrants to purchase 3,126 shares exercisable at $120.00 with an expiration date of December 23, 2003. In addition, Dominion owns 1,791 shares of our Series D Convertible Preferred Stock which cannot be converted if Dominion would hold more than 4.99% of the outstanding shares of our common stock after conversion.

         Atlantis Capital Fund's holdings include warrants to purchase 64,150 shares exercisable at $1.95 with expiration dates of July 31, 2003, and warrants to purchase 2,574 shares exercisable at $120.00 with an expiration date of December 23, 2003. In addition, Atlantis owns 1,482 shares of our Series D Convertible Preferred Stock which cannot be converted if Atlantis would hold more than 4.99% of the outstanding shares of our common stock after conversion.

         Sovereign Partner's holdings include warrants to purchase 304,713 shares exercisable at $1.95 with expiration dates ranging from March 31, 2003, to December 8, 2003 and warrants to purchase 7,550 shares exercisable at $120.00 with an expiration date of December 23, 2003. In addition, Sovereign owns 4,284 shares of our Series D Convertible Preferred Stock which cannot be converted if Sovereign Partners would hold more than 4.99% of the outstanding shares of our common stock after conversion. Also included are warrants exercisable at $0.78 per share with an expiration date of October 25, 2004, held by Stephen Hicks, President of Sovereign Partners.

         Four Life Trust's holdings include warrants to purchase 1,796,200 shares exercisable at $0.78 with expiration dates of May 10, 2002, and October 25, 2004.

         First Empire Corporation's holding include warrants to purchase 641,500 shares exercisable at $0.78 per share with an expiration date of May 10, 2002.

         Greenfield Capital Partners, L.L.C.'s holdings include warrants to purchase 641,500 shares exercisable at $0.78 per share with an expiration date of May 10, 2002.

         Three of our executive officers not named in the beneficial ownership table hold 128,300, 128,300 and 256,600 options exercisable at $2.34, $2.34 and $0.78 respectively. Two of our executive officers not named in the Beneficial Ownership table own collectively 1,2956,256 shares of our common stock.


                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

HOW IS THE COMPENSATION DETERMINED FOR OUR EXECUTIVE OFFICERS?

         Since we do not have a compensation committee, our board of directors determines the compensation of our executive officers based on the following philosophy and criteria. Our executive compensation and benefit programs are designed to attract and retain the best people in the industry and to provide incentives for those senior members of management who bear responsibility for our goals and achievements. These programs are also intended to recognize corporate, business unit, individual, and team performance through the use of incentives, including equity-based incentives, that reward for the creation of shareholder value and the achievement of key financial, strategic, individual, and team objectives. The key components of our compensation and benefit programs are a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock incentive plan.

         Our board of directors relates total compensation levels for our executive officers to the total compensation paid to similarly situated executives of companies with which we compete for customers and executive talent. Their total compensation is targeted to approximate the median of these companies. However, because of the performance-oriented nature of our incentive programs, total compensation may exceed market norms when our targeted performance goals are exceeded. Likewise, total compensation may lag the market when our performance goals are not achieved.

WHAT IS THE CURRENT SUMMARY COMPENSATION FOR OUR EXECUTIVE OFFICERS?

         The following table sets forth compensation information for services rendered to us by our chief executive officer and our most highly compensated executive officers during our last fiscal year. Other than as set forth below, none of the persons listed had salary and bonus that exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, draws, bonus awards, the number of stock options granted and other compensation whether paid or deferred. Please note that this table does not contain the summary compensation information for several of our current executive officers as they were not executive officers during any part of our past fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                                                                         LONG TERM
                                        ANNUAL COMPENSATION                                            COMPENSATION
-----------------------------------------------------------------------------------------------        ------------
                                                                                      OTHER            SECURITIES
                                                                                      ANNUAL            UNDERLYING
                                                            SALARY      BONUS      COMPENSATION           OPTIONS
           NAME AND POSITION                   YEAR           $           $              $                   #

            Lawrence Shatsoff,                  2000       100,000       -0-            -0-                 -0-
   Current director, Vice President and
   Secretary; Former President and CEO

             Jose A. Auffant,                   2000         -0-         -0-            -0-                 -0-
 Former Chairman, Director, CEO, CFO and
                Secretary

          Clifford S. Postelnik,                2000       100,000       -0-            -0-                 -0-
  Former Director and Vice President of
         Operations and Secretary

            Robert J. Hoffman,                  2000       126,575       -0-            -0-                 -0-
   Former CEO, President, Secretary and         1999       126,575       -0-           4,200                -0-
   Senior Vice President of Operations




         Mr. Shatsoff served as our President from June of 2000 through January of 2001. Pursuant to the merger of LecStar Communications and LecStar Acquisition Corporation, Mr. Shatsoff resigned from the position of president and assumed the positions of vice president and secretary in January of 2001. Mr. Shatsoff has served as one of our directors since September of 2000.

         Mr. Auffant served as our chairman from May of 2000 through January of 2001. He also served as our CEO, CFO and secretary from June of 2000 through September of 2000. Pursuant to the merger of LecStar Communications and LecStar Acquisition Corporation, Mr. Auffant resigned from all positions he held with us in January of 2001.

         Mr. Postelnik served as a director from June of 2000 through February of 2001, as a vice president from June of 2000 through January of 2001 and as secretary from September through January of 2001. Mr. Postelnik resigned from his Board position in February of 2001.

         Mr. Hoffman served as our vice president of operations during December of 1999 and January of 2000 and served as our CEO, president and secretary from December of 1999 through April of 2000. Mr. Hoffman resigned from all positions held with us in April of 2000. Mr. Hoffman's other annual compensation in fiscal 1999 represents a car allowance.

WHAT IS OUR PHILOSOPHY BEHIND OUR GRANTING OF STOCK OPTIONS TO OUR EXECUTIVE OFFICERS?

         We believe that we will only retain executives of caliber and experience if they are offered competitive compensation packages. Because we cannot afford to pay high cash salaries, our grant of options is a critical component of the overall compensation paid to our officers. We believe it is uncompetitive and a disincentive to set the exercise price of options at unreasonable premiums over the market price of the shares on the date of grant. Similarly, we believe a decline in the price of the shares over a period when both our business operations and prospects are improving, and our executives have made significant contributions, that is not offset by a reduction in the exercise price, is unfair to those executives. A decline in our share price results in an effective increase in the premium of the exercise price over the market price which penalizes the executives, and is potentially harmful to us if the executive then takes the view that their overall compensation package is uncompetitive. We will continue to review the exercise prices and vesting dates of options granted to our employees and may reprice and/or change vesting dates as we deem appropriate based on the prevailing price of our shares and our business operations and prospects.

HOW MANY STOCK OPTIONS WERE GRANTED TO OUR EXECUTIVE OFFICERS IN THE LAST FISCAL YEAR?

         During our fiscal year ending December 31, 2000, no stock options were granted to the persons named in the summary compensation table and those persons did not hold any unexercised options as of December 31, 2000.

HAVE WE ENTERED INTO ANY EMPLOYMENT AGREEMENTS WITH ANY OF OUR EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE?

         Yes. Mr. Shatsoff has an employment agreement with us dated as of January 3, 2001. The agreement has an initial term of 18 months, provides a minimum annual base salary of $120,000, an award of common stock of 25,000 shares and an option to purchase 100,000 shares of our common stock at $2.50 per share beginning January 3, 2002. The agreement provides he will be awarded $120,000 payable over one year and the right to exercise all granted warrants and options in the event his salary or benefits are reduced, his title is materially changed, his place of employment is moved more than fifty miles or we materially breach the agreement.

HOW ARE OUR DIRECTORS COMPENSATED?

         In the past, our directors have been reimbursed for expenses actually incurred in connection with attending meetings of the board of directors and were paid $250 per meeting. We are unsure how directors will be compensated in the future.

HOW MANY TIMES DID OUR BOARD OF DIRECTORS MEET DURING THIS PAST FISCAL YEAR?

         During the fiscal year ending December 31, 2000, there were two regularly scheduled meetings of our board of directors. All of our directors attended all of those meetings.

WHO ARE THE CURRENT MEMBERS OF OUR BOARD OF DIRECTORS?

         As of April 5, 2001, there are four members on our five member board of directors and one vacant position that has yet to be filled. Three of the four current members have been nominated to stand for re-election. Mr. Shatsoff has chosen not to run for re-election. The four current members are as follows and the biographical and background information for Mr. Woulfin, Mr. Smith and Mr. Canouse can be found within the section entitled "Proposal 1:"


               NAME                    AGE                                POSITION
        William S. Woulfin              57                      Chairman of the Board and CEO

          W. Dale Smith                 54                         Director and President

        Lawrence Shatsoff               47                 Director, Vice President and Secretary

         John C. Canouse                36                                Director


ARE THERE ANY OF OUR EXECUTIVE OFFICERS WHO ARE NOT MEMBERS OF OUR BOARD OF DIRECTORS?

         Yes. The following individuals are executive officers who are not directors:


                    NAME                    AGE                             POSITION
           Reginald P. McFarland            51              Vice President, Chief Technology Officer

               Michael Britt                37                     Vice President, Operations

             James D. Grenfell              49             Vice President, Chief Financial Officer and
                                                                            Treasurer

            Donald G. Santavicca            57              Vice President, Chief Accounting Officer,
                                                               Controller and Assistant Treasurer


         REGINALD P. MCFARLAND. 51, has served as a vice president and as our chief technology officer since January of this year. Mr. McFarland formerly served as president of network operations for LecStar Telecom Services, Inc. Mr. McFarland previously served as a senior vice president and as president of network operations with ILD Telecommunications, Inc. Prior to 1989, Mr. McFarland served in various managerial positions at AT&T. While with AT&T, he worked with Bell Laboratories to resolve problems associated with integrating ESS switches into the Bell switching network, as an Instructor in the training center, and as manager of the Atlanta and New Orleans switching offices.

         MICHAEL BRITT, 37, has served as our vice president of operations since January of this year. Previously, Mr. Britt served as president and chief operating officer for our competitive local exchange carrier operations with LecStar Communications. Prior to joining LecStar Communications, Mr. Britt was the vice president of Southern Telecom, Inc., a telecommunications company focused on full service wholesale telecommunications services in the Southeast. Mr. Britt has also served as the director of mass marketing strategy for Southern Company and as assistant to the vice president of Telecommunications Services. Prior to joining Southern Company, Mr. Britt was a member of the Utility and Telecom business strategy practices of Anderson Consulting (San Francisco and Atlanta) and PHB, Hagler Bailly New York, Chicago, Los Angeles and Atlanta.

         JAMES D. GRENFELL, 49, has served as a vice president, our chief financial officer and our treasurer since January of this year. Previously, Mr. Grenfell served as Vice President, CFO and treasurer with LecStar Communications. Prior to joining LecStar Communications Mr. Grenfell was executive vice president and chief financial officer of KMC Telecom, Inc. From November 1995 to July 1998 he served as executive vice president and chief financial officer of ICG Communications, Inc. Prior to joining ICG, Mr. Grenfell served as director of financial planning for BellSouth Corporation and vice president and assistant treasurer of BellSouth Capital Funding. Prior to BellSouth, Mr. Grenfell spent six years with GTE of the South, a subsidiary of GTE Corporation, including four years as assistant treasurer.

         DONALD G. SANTAVICCA, 57, has served as a vice president, our chief accounting officer, our controller and our assistant treasurer since January of this year. Previously, Mr. Santavicca served as vice president of administration, controller and assistant treasurer with LecStar Communications. Prior to joining LecStar Communications, Mr. Santavicca was the CFO for Gulf Coast Restaurants, Inc., where he was responsible for all financial functions. For the 14 years prior to Gulf Coast, Mr. Santavicca served as vice president, finance and CFO for Servidyne Inc., in Atlanta, where he was responsible for all financial and administrative functions. After receiving his M.B.A., he worked for The Mead Corporation for 11 years in various financial positions.

         Our officers are appointed at the first meeting of the board of directors after each annual meeting of shareholders. Officers hold office for a term of one year and until their successors are chosen and qualified or until their earlier resignation or removal.

HAVE OUR DIRECTORS, OFFICERS AND 10% BENEFICIAL OWNERS COMPLIED WITH THE BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS OF SECTION 16(a)?

         Section 16(a) of the Securities and Exchange Act requires our officers, directors and persons beneficially owning more than 10% or a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Our officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of these reports. Based solely on our review of the copies of these reports received by us or written representations from the reporting persons that no Annual Statement of Beneficial Ownership of Securities on Form 5 were required for those persons, we believe that during our fiscal year 2000, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed in a timely manner.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following is a summary of certain relationships and related transactions among us and our subsidiaries and our directors, executive officers and greater than 5% shareholders during our past two fiscal years. Unless otherwise stated, all references to our common stock are based on post reverse split numbers.

         Several of our former officers and directors and former 5% shareholders received our securities in the January 1999 merger in which we acquired TRC Acquisition Corporation. Clyde E. Culp, III, our former chairman and chief executive officer, received approximately 19,635 shares of our common stock in exchange for his shares of TRC common stock and received options to acquire approximately an additional 1,309 shares of our common stock in exchange for his TRC options. Also as part of the merger, Mr. Culp executed an employment agreement to become our chairman and chief executive officer. James R. Walker, a former director of ours, was an equity owner of SECA VII, LLC, which received approximately 12,763 shares of common stock, 183,150 shares of Series E preferred stock, and options to acquire approximately 917 shares in exchange for its TRC securities pursuant to the TRC merger. Timothy R. Robinson, our former chief financial officer, received options to acquire approximately 4,241 shares of our common stock and Robert J. Hoffman, our former chief executive officer, received options to acquire approximately 4,058 shares of our common stock, in each case in exchange for their TRC options. John D. Feltman, a former significant shareholder and the chairman of Brookhaven Capital Corporation, received options to acquire approximately 6,583 shares of our common stock in exchange for his TRC options. Moreover, Brookhaven received approximately 6,381 shares of our common stock in exchange for its shares of TRC common stock.

         Also in the merger with TRC, Richard Tanner, our former director, received approximately 469,775 shares of Series E preferred stock in exchange for his agreement to cancel a promissory note from TRC to him, his agreement to terminate his employment agreement with TRC, and his conversion of shares of Class A preferred stock of TRC. Mr. Tanner also received approximately 23,562 shares of our common stock in exchange for his outstanding TRC shares and options to acquire approximately 5,891 shares of our common stock in exchange for his TRC options. Mr. Tanner indicated to us that he believes we agreed to issue to him a greater number of shares of Series E preferred stock than he actually received.

         In March of 1999, Clyde E. Culp, III, our former chairman of the board and chief executive officer, loaned approximately $350,000 to Pacific Ocean Restaurants, Inc., the parent entity of Crabby Bob's Seafood, Inc., from whom we sought to purchase the assets used in the operation of the Crabby Bob's Seafood Grill Restaurant chain. Mr. Culp loaned these funds to Pacific Ocean so that Pacific Ocean could satisfy certain of its immediate obligations while we continued to pursue our acquisition of the Crabby Bob's assets. Interest on Mr. Culp's loan began accruing at a rate of 10% per annum in September 1999. Mr. Culp's loan became due on the date of termination of the letter of intent between us and Pacific Ocean. The obligations of Pacific Ocean under Mr. Culp's note are secured by the personal property, general intangibles and intellectual property used in the operation of the Crabby Bob's Seafood Grill Restaurant chain and Bob's on the Bay restaurants operated by Crabby Bob's Seafood, Inc. Mr. Culp has also personally guaranteed two other loans on our behalf.

         SECA VII, LLC, a former significant shareholder and an entity in which James R. Walker, a former director, was an equity owner, loaned to a subsidiary of ours $350,000 at an interest rate of 12.5%. This loan matured on September 9, 1999. In November of 1999, SECA agreed to extend the maturity date of the loan until January 31, 2000, in exchange for our issuance to SECA of warrants to acquire approximately 1,667 shares of our common stock at an exercise price of $2.40 per share. The maturity date for this loan was subsequently extended to January 31, 2001.

         In February of 2000, in connection with the sale of assets of our former subsidiary Hartan and six of Hartan's subsidiaries to Restaurant Teams International, Inc., Restaurant Teams International agreed to indemnify Robert
J. Hoffman, our former chief executive officer at that time, and certain other of our subsidiaries' former officers and employees against any claims relating to our failure or the failure of our subsidiaries to pay certain sales taxes, with the aggregate amount of such indemnification to be limited to $125,000. In June of 2000, we agreed to indemnify Mr. Robinson for any claims relating to our failure or the failure of our subsidiaries to pay certain sales taxes.

         Lawrence Shatsoff, our former President and currently a director and our vice president and secretary, was formerly a director of Fone.com, Limited and the vice president and chief operations officer of DCI Telecommunications, Inc., from whom we acquired Fone.com. As consideration for the acquisition of Fone.com, we issued 666,667 shares of our common stock to DCI, the former parent of Fone.com. During part of 2000, DCI owned approximately 59.8% of our outstanding shares of common stock. We also assumed certain liabilities of DCI in the acquisition of Fone.com.

         Pursuant to our Bylaws and Article of Incorporation, our policy regarding material transactions between our directors and executive officers and us is that any such transaction must either be approved or ratified by a majority of our directors who lack a personal interest in the matter after the material facts of the transaction and relationships have been disclosed to the board of directors or the transaction must be fair to us at the time it is ratified by our board of directors.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


         Our board of directors has five positions but currently only four positions are filled. We will elect four directors at our annual meeting rather than five. Mr. Shatsoff has decided not to run for re-election as a director. We are currently searching for a fifth director who we expect to be a non-employee, outside director.

         Our directors are elected at an annual meeting of shareholders and hold office until our next annual meeting and until their successors are duly elected and qualified or until their earlier resignation or removal. Vacancies on our board of directors are filled by our board of directors. Our board of directors unanimously proposes that the nominees described below be elected for a new term as directors until our next annual meeting of shareholders and until their successors are duly elected and qualified. The board of directors has approved these nominees for submission to a vote by our shareholders at the annual meeting.

         If, for any reason, the nominees become unable or unwilling to serve at the time of the meeting, the persons named in the enclosed proxy card will have discretionary authority to vote for substitute nominees. We do not anticipate that the nominees will be unavailable for election.

         The following information sets forth biographical and background information as to each nominee for election at the annual meeting, including his age, present principal occupation, other business experience during the last five years, directorships in other publicly held companies, period of service as one of our directors and any legal proceedings during the past five years that are material to that person's evaluation as a director or nominee for director.

DIRECTOR NOMINEES:

         The director nominees, their ages, and their positions with us as of March 15, 2001, are as follows:


               NAME                    AGE                                POSITION
        William S. Woulfin              57                      Chairman of the Board and CEO

          W. Dale Smith                 54                         Director and President

         John C. Canouse                36                                Director

        W. Bruce Lunsford               53                    Director of our subsidiary, LecStar
                                                                       Communications

         WILLIAM S. WOULFIN, 57, has served as our CEO and chairman of the board of directors since January of 2001. Previously, Mr. Woulfin served as Chairman with LecStar Communications. He has also served in management positions in both the Ohio Bell Telephone Company and Bell Telephone Laboratories for over ten years. For the past 21 years, he was Executive Vice President of Computer Generation Incorporated where he was responsible for worldwide sales, marketing and new product planning.

         W. DALE SMITH, 57, has served as a our President and a director since January of 2001. Previously, Mr. Smith served as President with LecStar Communications. Mr. Smith has over 30 years experience in management in the public and private sectors. Mr. Smith began his career with Sonoco Products Company and for twelve years advanced through various executive management positions serving as National Accounts Sales Manager, New York City, and Southeastern Regional Marketing and Sales Manager. Mr. Smith resigned from Sonoco to become Kentucky Governor John Y. Brown's Commissioner of Commerce and Deputy Secretary of the Commerce Cabinet.

         JOHN C. CANOUSE, 36, has served as a director of ours since January of 2001. Previously, Mr. Canouse served as a director with LecStar Communications. Mr. Canouse has been actively involved in the capital and securities industries for over a decade. In addition to his services with LecStar Corporation, he also serves as senior vice president with J.P. Carey Enterprises and concurrently holds the position of president and CEO with CorpFin.Com. His experience has also included executive positions with J.P. Carey Securities and International Assets Advisory Corporation. Mr. Canouse holds NASD Series 7, 24, and 63 licenses.

         W. BRUCE LUNSFORD, 53, has served as a director of our subsidiary, LecStar Communications, since December 29, 2000. Prior to joining LecStar Communications as a director, Mr. Lunsford was the former chairman, president and chief executive officer of Vencor, Inc., a $3 billion company employing more than 69,000 people, and the largest full-service, long-term healthcare provider in the United States. Mr. Lunsford also founded two companies as a result of Vencor; Atria Communities, Inc., an assisted living company that was sold in 1998, and Ventas, Inc., a healthcare real estate company. Mr. Lunsford continues to serve as chairman of Ventas.

         The affirmative vote of a plurality of the shareholders present and entitled to vote, whether in person or by proxy, is required for the election of the nominees for directors named above. Proxies cannot be voted for a greater number of persons than the number of nominees named above.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR DIRECTORS NAMED ABOVE, EACH FOR A TERM OF ONE YEAR, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 2

          APPROVAL OF THE LECSTAR CORPORATION 2001 STOCK INCENTIVE PLAN


         Our board of directors has unanimously approved for submission to a vote of our shareholders entitled to vote on such matter, a proposal to approve the LecStar Corporation 2001 Stock Incentive Plan.

WHAT IS THE PURPOSE OF OUR 2001 STOCK INCENTIVE PLAN?

         The purpose of our 2001 Stock Incentive Plan is to:

            o to attract and retain the services of people with training, experience and ability;

            o to motivate these people by means of appropriate incentives, to achieve long-range goals;

            o to provide long-term incentives and rewards to these people on a basis competitive with industry practices by the grant of an opportunity to participate in the ownership of LecStar Corporation; and

            o to further identify the interests of these people with those of our shareholders.

WHEN WILL THE PLAN BE EFFECTIVE AND WHAT WILL ITS DURATION BE?

         The plan will become effective retroactively to the filing of an amendment to our Articles of Incorporation with the Texas Secretary of State on March 30, 2001, whereby we effected the 60 to 1 reverse stock split. However any awards granted under the plan prior to shareholder approval will be contingent on approval of the plan by the shareholders at the annual meeting. The plan will have a duration of ten years and any award granted under the plan will remain in effect only so long as the plan is in effect.

HOW WILL THE PLAN BE ADMINISTERED?

         The plan will be managed and administered by a committee to be selected by our board of directors. The members of the committee will consist of two or more of our directors who are non-employee directors and are outside directors, as those terms are defined under the Securities Exchange Act and the Internal Revenue Code. If for any reason the committee does not exist, or for any other reason determined by our board of directors, our board of directors is allowed to take any action under the plan that would otherwise be the responsibility of the committee.

         Subject to the express provisions of the plan, the committee will have, in its sole discretion, the authority to determine all terms and conditions relating to awards granted under the plan and to make all other determinations necessary or advisable in the administration of the plan including:

            o  the selection of individuals to be granted awards;

            o  when such awards are to be granted;

            o  the number of shares to be subject to each award;

            o the fair market value of the shares subject to the plan and the exercise price;

            o  the terms and type of award to be granted;

            o the terms, conditions and restrictions of any shares issued pursuant to the exercise of an option or stock appreciation right; and

            o  the ability to cancel or suspend awards.

         Grants under the plan to eligible persons do not need be identical in any respect, even when made simultaneously. The committee may adopt, amend and rescind rules and regulations relating to the administration of the plan. The interpretation and construction by the committee of any terms or provisions of the plan or any award issued thereunder, or of any rule or regulation promulgated in connection with the plan is conclusive and binding on all interested parties. The committee may also delegate to one or more of its members any or all authority for the responsibilities and powers under the plan.

WHAT TYPES OF AWARDS ARE TO BE GRANTED UNDER THE PLAN?

         The plan allows the granting of:

            o  stock options, both incentive and non-qualified stock options;

            o  stock appreciation rights;

            o  stock unit awards;

            o  restricted stock and restricted stock unit awards; and

            o  performance share awards.

         The stock appreciation rights entitle the holder to receive payment in cash or stock, as determined by the committee, having an aggregate value equal to the product of the excess of the fair market value on the exercise date of one share over the exercise price per share, multiplied by the number of shares called for by the stock appreciation right or portion thereof that is exercised.

         A stock unit award is the grant of the right to receive shares of stock in the future.

         Restricted stock and restricted stock unit awards are grants of stock and rights to receive shares of stock in the future where such grants or rights to delivery are subject to forfeiture or other restrictions based upon the completion of a certain period of service by the holder of the award or other objectives as determined by the committee.

         A performance share award is the grant of a right to receive shares of stock in the future which is contingent on the achievement of a certain performance or other objective by the holder of the award.

WHAT SHARES OF OURS ARE SUBJECT TO THE PLAN?

         The stock subject to the plan is a portion of our common stock presently authorized but unissued. The number of shares available to be awarded under the plan during any fiscal year will be equal to and subject to the following:

            o the maximum number of shares which may be issued pursuant to awards granted under the plan is 10 million shares;

            o the number of shares available for award under the plan during any fiscal year will be equal to 15% of the adjusted average of the outstanding stock for the preceding fiscal year, reduced by the number of shares previously granted under the plan and any shares currently subject to issuance under the plan;

            o the maximum number of shares which may be issued pursuant to stock options that are intended to be "incentive stock options" is 6 million shares;

            o the maximum number of shares which may be issued pursuant to stock options and stock appreciation right's to any one individual during any fiscal year is 1,333,333 shares; and

            o no more than 1,333,333 shares of stock may be subject to issuance under the plan that are intended to be "performance-based compensation" as that term is defined in the Internal Revenue Code.

         The aggregate number of shares on which options may be granted may be adjusted due to changes in our capitalization or upon certain types of transactions entered into by us. If any option granted under the plan expires or terminates for any reason without having been exercised in full, the unpurchased shares will be returned to the plan and become available for future grant. As of March 15, 2001, the closing market value of our common stock, as quoted on the NASDAQ Over-the Counter Bulletin Board, was $0.0156 per share.

TO WHOM CAN STOCK OPTIONS BE GRANTED?

         The plan authorizes us to grant awards to our directors, employees, consultants and any other person providing services to us one of our subsidiaries. As of March 15, 2001, approximately 85 people would be eligible for participation in the plan. The basis for eligibility, the extent of eligibility and the number of options to be granted to any participant is determined by the committee as set forth under the terms and conditions of the plan.

WHAT IS THE EXERCISE PRICE FOR EACH OPTION GRANTED?

         Options and stock appreciation rights granted under the plan are exercisable at a price determined by the committee at the time of the grant, but in no event will the exercise price for option or stock appreciation right be lower than the fair market value for our common stock on the date of the grant. Consideration for the option exercise price can include cash, shares of our common stock and promissory notes. The committee may also permit the holder of the option to authorize a third party to sell the shares issuable upon the exercise of the option and submit a sufficient portion of the sale proceeds to us to cover the exercise price.

WHEN ARE THE AWARDS EXERCISABLE?

         Awards become exercisable at times and in installments as the committee provides in the terms of each individual award agreement. Termination of employment, disability or death of the award holder may affect the holder's entitlement to exercise the award or possibly accelerate their option to exercise the award. Upon some transactions entered into by us or changes in control, all outstanding and unexercised awards may accelerate so that each award would become fully vested.

CAN THE OPTIONS GRANTED UNDER THE PLAN BE TRANSFERRED?

         Options granted under the plan and the rights and privileges conferred by the plan are not subject to execution, attachment or similar process and may not be assigned, alienated, pledged, sold or transferred in any manner other than by will or by the laws of descent and distribution.

CAN THE PLAN BE AMENDED OR TERMINATED?

         Yes. The committee may amend and rescind any rules and regulations relating to the plan. Our board of directors may amend or terminate the plan at any time, provided though that no amendment or termination may adversely affect the rights of the person or beneficiary holding the award without the consent of each of those persons or beneficiaries to whom any option has previously been granted.

CAN THE TERMS OF AWARDS ALREADY GRANTED BE ADJUSTED OR CHANGED?

         Yes. The aggregate number of shares on which awards may be granted under the plan, the number of shares covered by each outstanding award and the exercise price per share of each award will each be proportionately adjusted for any increase or decrease in the number of issued shares of our common stock resulting from any increase or decrease in the number of shares of our common stock without the receipt of consideration by us. Our board of directors shall also have the discretion, pursuant to a sale, merger, consolidation, liquidation, change in control or other disposition that affects us, to declare that all options and other awards will be exercisable in full.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF AWARDS GRANTED UNDER THE PLAN?

STOCK OPTIONS

         Options granted under the plan may be either incentive stock options, as defined in the Internal Revenue Code, or non-qualified stock options.

         If an option granted under the plan is an incentive stock option, the holder of the option will generally recognize no income upon the grant of the incentive stock option and incur no tax liability due to the exercise of the option provided the option holder is an employee of ours or a subsidiary at all times from the date of grant until three months prior to its exercise. However, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an option holder. We will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the holder of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the holder of the option will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. We would then be entitled to a take a deduction at the same time the holder of the option recognizes the ordinary income and in the same amount as the ordinary income recognized. Any gain or loss recognized by the holder of the option on such a premature disposition of the shares in excess of the amount treated as ordinary income will generally be characterized as capital gain or loss.

         All other stock options which do not qualify as incentive stock options are referred to as non-qualified stock options. A holder of this type of option will generally not recognize any taxable income at the time he or she is granted a this type of option. However upon its exercise the holder of the non-qualified option will generally recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by a holder of this type of option who is also an employee of ours will be subject to tax withholding by us. The tax basis of the shares in the hands of the option holder will equal the exercise price paid for the shares plus the amount of ordinary compensation income the option holder recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. An option holder who sells any of the shares will recognize capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale. We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the option holder. The deduction will be allowed at the same time the option holder recognizes the income.

OTHER AWARDS

         The current federal income tax consequences of other awards authorized under the plan are generally in accordance with the following:

            o stock appreciation rights are generally subject to ordinary income tax at the time of exercise;

            o restricted stock and restricted stock unit awards subject to a substantial risk of forfeiture generally results in income recognition by the participant of the excess of the fair market value of the shares covered by the award over the purchase price paid only at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; and

            o stock unit awards and performance share awards are generally subject to ordinary income tax at the time of payment.

         In each of the foregoing cases, we will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

         Please note that the compensation of persons who are named as our executive is subject to the tax deduction limits of section 162(m) of the Internal Revenue Code. However, stock options and stock appreciation rights that qualify as "performance-based compensation" are exempt from section 162(m), thus allowing us the full tax deduction otherwise permitted for such compensation. If approved by you, the plan will enable the committee to grant stock options and stock appreciation rights that may be exempt from the deduction limits of section 162(m).

         The preceding discussion is based on Federal tax laws and regulations presently in effect and which are subject to change. The discussion does not purport to be a complete description of the Federal income tax aspects of the plan. A participant may also be subject to state, local and possibly foreign taxes in connection with the grant of awards under the plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

HOW MANY OPTIONS WILL ALLOCATED UNDER THE PLAN IF THE PLAN IS APPROVED?

         We cannot now determine the exact number of options to be granted in the future to the following groups of people:

            o those executive officers named within the summary compensation table;

            o  all current executive officers as a group;

            o  all current directors who are not executive officers as a group;

            o all other employees (including current officers who are not executive officers) as a group; or

            o  all advisors and consultants as a group.

CAN I REVIEW THE LECSTAR CORPORATION 2001 STOCK INCENTIVE PLAN?

         Yes. A copy of the proposed plan is included in this booklet as Exhibit A.

         The affirmative vote of the holders of a majority of shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to approve the LecStar Corporation 2001 Stock Incentive Plan.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE LECSTAR CORPORATION 2001 STOCK INCENTIVE PLAN WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.


                                   PROPOSAL 3

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

WHO ARE OUR NEWLY APPOINTED INDEPENDENT ACCOUNTANTS?

         Subject to shareholder ratification, our board of directors has appointed and approved the selection of Ernst & Young as our independent accountants for the fiscal year ending December 31, 2001. Representatives of Ernst & Young are not expected to be present at the annual meeting and will not be available to respond to questions. Ernst & Young has served as the independent accountants for LecStar Communications since the spring of 1999.

WHO WERE OUR FORMER INDEPENDENT ACCOUNTANTS?

         Feldman, Sherb & Co. P.C. were our independent accountants for our 2000 fiscal year. Representatives of Feldman, Sherb & Co. are not expected to be present at the annual meeting and will not be available to respond to questions. Our management will be available to answer appropriate questions regarding our financial statements regarding our past fiscal year and will contact Feldman, Sherb & Co. if necessary.

WERE THERE OTHER CHANGES IN OUR INDEPENDENT ACCOUNTANTS DURING OUR PAST TWO FISCAL YEARS?

         On June 16, 2000, we dismissed Porter Keadle Moore, LLP, as its independent accountants. Porter Keadle had completed all required activities related to our 1999 fiscal year audit. We dismissed them to hire Feldman Sherb who was located closer to our then existing executive offices and who had extensive experience with companies in our industry.

         The reports of Porter Keadle on our consolidated balance sheets as of December 26, 1999, and December 27, 1998, and the related consolidated statements of operations, shareholder's equity and cash flows for the years ended December 26, 1999, and December 27, 1998, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Our decision to terminate Porter Keadle was approved by our board of directors, who also expressed appreciation for the work performed by Porter Keadle.

         During the 1998 and 1999 fiscal years and the interim period subsequent to December 26, 1999 through June 16, 2000, there were no disagreements with Porter Keadle on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Porter Keadle would have caused them to make reference the disagreements in their report on the financial statements for those periods. During the 1998 and 1999 fiscal years and the interim period subsequent to December 26, 1999, through June 16, 2000, none of the events described in Regulation S-K Item 304(a)(1)(v) occurred.

         On June 20, 2000, we delivered a copy of the above statements regarding our relationship with Porter Keadle and requested that Porter Keadle furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Porter Keadle agreed with our statements. Porter Keadle did agree with our statements and a copy of their letter, dated June 20, 2000, indicating their agreement was filed as Exhibit 16.1 to our current report on Form 8-K, filed on June 22, 2000.

         On June 16, 2000, we engaged the firm of Feldman, Sherb & Co., P.C. as our independent accountants for our fiscal year ending December 31, 2000. Our board of directors approved the selection of Feldman Sherb as our independent accountants.

         During the 1998 and 1999 fiscal years and the interim period subsequent to December 26, 1999 through June 16, 2000, we had not consulted with Feldman Sherb with respect to the application of accounting principles to a specified transaction, either completed or proposed, nor with respect to the type of audit opinion that might be rendered on our financial statements; nor were they consulted on any matter that was either the subject of a disagreement or a reportable event, as those terms are defined in Regulation S-K.

         The affirmative vote of the holders of a majority of shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to ratify the appointment of Ernst & Young as our independent accountants for the fiscal year ending December 31, 2001.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPOINT ERNST & YOUNG AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

                                 OTHER BUSINESS


         Our board of directors is not aware of any matters to be presented at the annual meeting other than those set forth in the notice and this proxy statement. If any other matters do come before the meeting, it is intended that the holders of the proxies will vote, with respect to such matters, at that time and in their discretion. The approval of any other matters will require the affirmative vote of the majority of the shareholders present and entitled to vote, whether in person or by proxy, at the annual meeting where a quorum is present, or such greater vote as may be required by our Articles of Incorporation, our Bylaws or the Texas Business Corporation Act.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED APRIL 5, 2001. YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY, UNLESS OTHERWISE STATED. OUR BUSINESS FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. WE UNDERTAKE NO OBLIGATION TO PUBLISH THE RESULTS OF ANY ADJUSTMENTS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT THAT MAY OCCUR AFTER THE DATE OF THIS PROXY STATEMENT OR TO REFLECT THE OCCURRENCE OF UNEXPECTED EVENTS OCCURRING AFTER THE DATE OF THIS PROXY STATEMENT.

         Whether you expect to be present in person at the annual meeting, please MARK, SIGN, DATE and RETURN THE ENCLOSED PROXY CARD in the accompanying envelope as promptly as possible. You may revoke your proxy, in the manner specified within this proxy statement, at any time before the shares it represents are voted.

                                                                       EXHIBIT A

                               LECSTAR CORPORATION
                            2001 STOCK INCENTIVE PLAN

                                   SECTION 1

                                     GENERAL

         1.1 Purpose. The LecStar Corporation 2001 Stock Incentive Plan (the "Plan") has been established by LecStar Corporation, a Texas corporation (the "Company"), to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

         1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Grantees (including transferees of Eligible Grantees to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

         1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

                                   SECTION 2

                      OPTIONS AND STOCK APPRECIATION RIGHTS

         2.1 Definitions.

                  (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options ("ISOs") or Non-Qualified Options ("NQOs"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

                  (b) A stock appreciation right (an "stock appreciation right") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

         2.2 Exercise Price. The Exercise Price of each Option and stock appreciation right granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or stock appreciation right is granted. The Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award provided, however, that if the Option or stock appreciation right is granted in connection with the recipient's hiring, promotion or similar event, the option exercise price may be not less than the market value of the Stock on the date on which the recipient is hired or promoted (or similar event), if the grant of the Option or stock appreciation right occurs not more than 90 days after the date of such hiring, promotion or other event.

         2.3 Exercise. An Option and an stock appreciation right shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; provided, however that if a Participant shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised an Option or stock appreciation right, the Option or stock appreciation right may be exercised, subject to the condition that no Option or stock appreciation right shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the Participant's right to exercise such Option or stock appreciation right had accrued pursuant to this
Section 2 of the Plan at the time of his death and had not previously been exercised, at any time within one (1) year after the Participant's death, by the executors or administrators of the Participant or by any person or persons who shall have acquired the Option or stock appreciation right directly from the Participant by bequest or inheritance.

         2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

                  (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

                  (b) The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

                  (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise or by executing a promissory note in form satisfactory to the Committee.

         2.5 Settlement of Award. Stock of Stock delivered pursuant to the exercise of an option or stock appreciation right shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of stock appreciation rights may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an stock appreciation right as the Committee determines to be desirable.

                                   SECTION 3

                               OTHER STOCK AWARDS

         3.1 Definitions.

                  (a) A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

                  (b) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

                  (c) A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

         3.2 Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

                  (a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

                  (b) The Committee may designate whether any such Awards being granted to any Participant are intended to be "performance-based compensation" as that term is used in Code Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures. The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on shareholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities and other objectively measurable factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code Section 162(m).


                                   SECTION 4

                          OPERATION AND ADMINISTRATION

         4.1 Effective Date; Duration. Subject to the approval of the shareholders of the Company, the Plan shall be effective as of the filing of the Articles of Amendment to the Articles of Incorporation of the Company whereby the Company is effectuating a reverse split of its Stock so that one share of Stock will be exchanged for each 60 shares of Stock outstanding immediately prior to the date thereof (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company at such annual meeting. The Plan shall have a duration of ten years from the date the Plan is adopted, or, if earlier, the date the Plan is approved by shareholders; provided that in the event of Plan termination, the Plan shall remain in effect as long as any Awards under it are outstanding; provided, further however, that, no Award may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

         4.2 Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

                  (a) Subject to the following provisions of this subsection 4.2, the number of shares of Stock available for Awards under the Plan during any fiscal year of the Company shall equal (i) 15 percent of the adjusted average of the outstanding Stock, as that number is determined by the Company to calculate fully diluted earnings per share for the preceding fiscal year; reduced by (ii) any shares of Stock granted pursuant to Awards under the Plan, and any shares of Stock subject to any outstanding Award under the Plan.

                  (b) To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

                  (c) If the exercise price of any stock option granted under the Plan or the Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

                  (d) Subject to paragraph 4.2(e), the following additional maximums are imposed under the Plan.

                           (i) The maximum number of shares of Stock that are
authorized to be issued under the Plan pursuant to any Award granted under the Plan shall be 10 million shares.

                           (ii) The maximum number of shares of Stock that may
be issued by Options intended to be ISOs shall be 6 million shares.

                           (iii) The maximum number of shares that may be
covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 1,333,333 shares during any fiscal year.

                           (iv) No more than 1,333,333 shares of Stock may be
subject to Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)) granted to any one individual during any one fiscal-year period (regardless of when such shares are deliverable).

                  (e) Subject to any required action by the shareholders, the number of shares that may be granted pursuant to this Plan and the number of shares covered by each outstanding Award and the price per share in each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                  (f) If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, in lieu of shares of Stock, the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award; (B) if Options or other Awards have not already become exercisable under Section 5 hereof, the board of directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the board of directors, shall be exercisable in full; and (C) all outstanding Options or stock appreciation right's may be cancelled by the board of directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition provided that any optionee or stock appreciation right holder shall have the right immediately prior to such event to exercise his or her Option or stock appreciation right to the extent such optionee or holder is otherwise able to do so in accordance with this Plan (including Section 5 hereof) or his individual Option or stock appreciation right agreement.

                  (g) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

                  (h) To the extent that the foregoing adjustments relate to Stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, that each Option which, upon grant of the Option, is specifically designated as an ISO shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an ISO without the consent of the Option holder.

                  (i) Except as hereinbefore expressly provided in this Section 4, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

                  (j) The grant of any Award pursuant to this Plan shall not affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock. If any action described in the preceding sentence results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall only be entitled to the whole number of shares resulting from such adjustment.

         4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

                  (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

                  (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

         4.5 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

         4.6 Dividends and Dividend Equivalents. An Award (including without limitation an Option or stock appreciation right Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

         4.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

         4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

         4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

         4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

         4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         4.13 Limitation of Implied Rights.

                  (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

                  (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

         4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                   SECTION 5

                                CHANGE IN CONTROL

         Subject to the provisions of paragraph 4.2(e) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in
Control:

                  (a) All outstanding Options (regardless of whether in tandem with stock appreciation rights) shall become fully exercisable.

                  (b) All outstanding stock appreciation rights (regardless of whether in tandem with Options) shall become fully exercisable.

                  (c) All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

                                    SECTION 6

                                    COMMITTEE

         6.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 6. The Committee shall be selected by the Board, and at all times that any securities of the Company are registered under Section 12 of the Securities Exchange Act of 1934, as amended, shall consist solely of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and are outside directors within the meaning of Code Section 162(m). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

         6.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

                  (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

                  (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

                  (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

                  (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

                  (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

         6.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         6.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                   SECTION 7

                           AMENDMENT AND TERMINATION

         The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to paragraph 4.2(e) shall not be subject to the foregoing limitations of this
Section 7.

                                   SECTION 8

                                 DEFINED TERMS

         In addition to the other definitions contained herein, the following definitions shall apply:

                  (a) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, stock appreciation rights, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

                  (b) Board. The term "Board" shall mean the board of directors of the Company.

                  (c) Change in Control. The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

                           (i) Any "person," including a "syndication" or
"group" as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding "Voting Securities," which is any security which ordinarily possesses the power to vote in the election of the board of directors of a corporation without the happening of any precondition or contingency;

                           (ii) the Company is merged or consolidated with
another corporation and immediately after giving effect to the merger or consolidation either (i) less than 60% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the shareholders of the Company immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the shareholders of the Company entitled to vote on such merger or consolidation, the shareholders of the Company as of such record date, or (ii) the board of directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clauses (iii)(A) and (B) below;

                           (iii) If at any time the following do not constitute
a majority of the board of directors of the Company (or any successor entity referred to in clause (ii) above): Persons who, prior to their election as a director of the Company (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the board of directors of the Company;

                           (iv) If at any time during a calendar year a majority
of the directors of the Company are not persons who were directors at the beginning of the calendar year; or

                           (v) the Company transfers substantially all of its
assets to another corporation which is a less than 80% owned subsidiary of the Company.

                  (d) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

                  (e) Eligible Grantee. The term "Eligible Grantee" shall mean any employee or director of the Company or a Subsidiary and any consultant or other person providing services to the Company or Subsidiary. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services.

                  (f) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

                           (i) If the principal market for the Stock is a
national securities exchange or the Nasdaq stock market, then the "Fair Market Value" as of that date shall be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading;

                           (ii) If sale prices are not available or if the
principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or

                           (iii) If the day is not a business day, and as a
result, paragraphs (i) and (ii) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If paragraphs (i) and (ii) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

                  (g) Subsidiaries. The term "Subsidiary" means any subsidiary of the Company, and any business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

                  (h) Stock. The term "Stock" shall mean shares of common stock of the Company.

                                   SECTION 9

                              SECURITIES REGULATION

         Each grant agreement hereunder may provide that, upon the receipt of Stock as a result of the surrender or exercise of an Option or Award, the Participant shall, if so requested by the Company, hold such Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each grant agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law, or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option or Award granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 10

                                  GOVERNING LAW

         This Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that the General Corporation Law of the State of Texas shall be applicable.

                                   PROXY CARD

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF LECSTAR CORPORATION

                                     PROXY
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                              LECSTAR CORPORATION,
                      TO BE HELD WEDNESDAY, APRIL 25, 2001

     The undersigned shareholder(s) of LecStar Corporation, a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement each dated April 5, 2001. The undersigned hereby appoints W. Dale Smith and Donald G. Santavicca, proxies and attorneys-in-fact, with full power of substitution for each, on behalf of and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of LecStar Corporation to be held on Wednesday, April 25, 2001, at 10:00 a.m., Atlanta time, at The Cumberland Room, 5th floor, Best Western-Bradbury Suites Hotel, 4500 Circle 75 Parkway, Atlanta, Georgia, and at any adjournment(s) of the annual meeting, and to vote all shares of common stock that the undersigned would be entitled to vote as if they were personally present, on the matters set forth on the reverse side.

[X] Please mark votes as in this example.

     THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED BELOW AND FOR PROPOSALS 2 AND 3, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OF THE MEETING.

1.   The election of four directors, each for a term of one year.

NOMINEES:             FOR    WITHHOLD AUTHORITY
William S. Woulfin    [ ]            [ ]
W. Dale Smith         [ ]            [ ]
John C. Canouse       [ ]            [ ]
W. Bruce Lunsford     [ ]            [ ]

[ ] ______________________________________________________
FOR all nominees except those listed on the line immediately above.

                                SEE REVERSE SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

2.   The approval of the LecStar Corporation 2001 Stock Incentive Plan.

        [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

3. The ratification of the appointment of Ernst & Young as our independent accountants for our fiscal year ending December 31, 2001.

        [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN

[ ] Please check this box if this proxy card represents a duplicate account. Checking the box will discontinue Annual Report and Proxy Statement mailings to this account. Proxy Cards though will continue to be mailed to this account. Please make sure that at least one account continues to receive these materials.

     This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears on the proxy card, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

     Each shareholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by our Secretary, at or prior to the annual meeting, of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by attending the annual meeting and requesting to vote in person. Please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

                              Shareholder Signature(s):
                                                        ------------------------
                              Date:
                                   ---------------------------------------------